EXHBIT 10.1
FIRST AMENDMENT
TO
AMENDED AND RESTATED
UNCOMMITTED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED UNCOMMITTED CREDIT AGREEMENT (this “First Amendment”) dated as of January 20, 2020 is among A-MARK PRECIOUS METALS, INC., a Delaware corporation (the “Borrower”), the undersigned Lenders, NATIXIS, NEW YORK BRANCH, as Syndication Agent and COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Amended and Restated Uncommitted Credit Agreement dated as of March 29, 2019 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; and after giving effect to this First Amendment, the “Credit Agreement”);
WHEREAS, the New Lender (as defined in Section 2 below) desires to become a Lender under the Credit Agreement; and
WHEREAS, the Borrower has requested certain amendments to the Existing Credit Agreement, and the parties hereto have agreed to amend the Existing Credit Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.	Amendments.
Effective upon the occurrence of the Effective Date (as defined in Section 3 below), Schedule 1.0 to the Existing Credit Agreement is amended and restated in its entirety as set forth on Annex I hereto.

SECTION 2.	New Lender; Reallocation.
(a)    Bank of China Limited, New York Branch (the “New Lender”) has agreed to make its Revolving Line Portion as governed by the Credit Agreement on the terms and subject to the conditions set forth therein and in this First Amendment. Effective upon the Effective Date (as defined in Section 3 below), the Revolving Line Portions for each Lender (including the New Lender) shall be as set forth on Schedule 1.0 to the Credit Agreement (after giving effect to this

First Amendment). Each of the New Lender and the Non Increasing Lenders (as defined below) hereby agrees as follows:
(i)    The New Lender shall pay to the Administrative Agent on the Effective Date, in immediately available funds, an amount equal to the amount of the New Lender’s Pro Rata Share (determined after giving effect to the adjustment of the Revolving Line Portions pursuant to this First Amendment) of the aggregate principal amount of the Loans to be outstanding immediately upon the Effective Date. Such amount paid by the New Lender shall be deemed the purchase price for the acquisition by the New Lender of such amount of Loans from Lenders whose Revolving Line Portions are not increased under this First Amendment (“Non Increasing Lenders”). The Administrative Agent shall distribute such amounts as received from the New Lender as may be necessary so that the Loans are held by the New Lender and the Non Increasing Lenders in accordance with their respective Pro Rata Shares (determined after giving effect to the adjustment of Revolving Line Portions pursuant to this First Amendment).
(ii)    Each Non Increasing Lender which receives a payment in connection with clause (i) above (each, a “Selling Lender”) shall be deemed to have sold and assigned, without recourse to such Selling Lender, to the New Lender, and the New Lender shall be deemed to have purchased and assumed without recourse to the Selling Lenders, Loans in amounts such that after giving effect thereto each Lender shall hold Loans in accordance with its Pro Rata Share (determined after giving effect to the adjustment of Pro Rata Shares pursuant to this First Amendment).
(b)    (%3)    From and after the Effective Date, the New Lender shall be a party to the Credit Agreement and have the rights and obligations of a Lender under the Credit Agreement and under the other Loan Documents and shall be bound by the provisions thereof.
(i)    The New Lender shall hold an undivided interest in and to (A) all the rights and obligations of a Lender under the Credit Agreement in connection with its new Revolving Line Portion and (B) all rights and obligations of a Lender in connection therewith under the other Loan Documents.
(c)    (%3)    The New Lender acknowledges and agrees that no Lender party to the Existing Credit Agreement (A) has made any representation or warranty or shall have any responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Documents or any other instrument or document furnished pursuant thereto or in connection therewith or (B) has made any representation or warranty or has any responsibility with respect to the financial condition of the Borrower or any other obligor or the performance or observance by the Borrower or any obligor of any of their respective obligations under the Credit Agreement or any other Loan Documents or any other instrument or document furnished pursuant hereto or thereto.

(i)    The New Lender (A) represents and warrants that it is legally authorized to enter into this First Amendment, (B) confirms that it has received a copy of the Existing Credit Agreement, together with copies of the financial statements delivered pursuant to Section 5.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this First Amendment, (C) agrees that it will, independently and without reliance upon the other Lenders or the Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto or in connection herewith or therewith, (D) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, (E) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to subsections 2.14(g)(ii)(B) and (C) of the Credit Agreement, and (F) agrees that it will be bound by the provisions of the Intercreditor Agreement.
(d)    The Borrower hereby agrees that, in connection with the transactions described in this Section 2, it shall compensate each Lender for any loss, cost or expense attributable thereto as required by Section 2.13 of the Credit Agreement.

SECTION 3.	Effectiveness of Amendment.
(a)    This First Amendment shall become effective on the date (the “Effective Date”) on which (a) the Administrative Agent shall have received, all in form and substance satisfactory to the Administrative Agent:
(i)    this First Amendment duly executed by each of the Borrower, the Lenders (including, without limitation, the New Lender) and the Administrative Agent;
(ii)    upon request, a Note duly executed by the Borrower in favor of the New Lender, reflecting the new Revolving Line Portion effected hereunder; and
(iii)    such corporate authorization documents and opinions of counsel as the Required Lenders shall require.
(b)    The Borrower shall have paid to the Administrative Agent in immediately available funds, all costs and expenses of the Administrative Agent incurred in connection with this First Amendment (including, without limitation, the reasonable legal fees and disbursements of counsel to the Administrative Agent for which an invoice shall have been provided).

(c)    The Borrower shall have paid to the Administrative Agent for the account of the applicable Lenders, all breakfunding costs (in accordance with Section 2.13 of the Credit Agreement) incurred by each Lender in connection with the operation of Section 2 above.

SECTION 4.	Effect of Amendment; Ratification; Representations; etc.
(a)    On and after the Effective Date, this First Amendment shall be a part of the Credit Agreement, all references to the Credit Agreement in the Credit Agreement and the other Loan Documents shall be deemed to refer to the Credit Agreement as amended by this First Amendment, and the term “this Agreement”, and the words “hereof”, “herein”, “hereunder” and words of similar import, as used in the Credit Agreement, shall mean the Credit Agreement as amended hereby.
(b)    Except as expressly set forth herein, this First Amendment shall not constitute an amendment, waiver or consent with respect to any provision of the Credit Agreement and the Credit Agreement is hereby ratified, approved and confirmed in all respects and remains in full force and effect.
(c)    In order to induce the Administrative Agent and the Lenders to enter into this First Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders that before and after giving effect to the execution and delivery of this First Amendment:
(i)    the representations and warranties of the Borrower set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as if made on and as of the date hereof, except for those representations and warranties that by their terms were made as of a specified date which were true and correct on and as of such date; and
(ii)    no Default or Event of Default has occurred and is continuing.
(d)    The Borrower hereby acknowledges and agrees that after giving effect to this First Amendment, (i) the Security Agreement, the Canadian Security Agreement, the German Security Agreement, the Swiss Security Agreement and the liens and security interests granted thereunder (and under any other documents executed by the Borrower) shall remain in full force and effect, shall continue without interruption as security for the Obligations and shall not be impaired or limited hereby, (ii) the other Security Documents executed by it shall remain in full force and effect, shall continue without interruption and shall not be impaired or limited hereby and (iii) for the avoidance of doubt, the New Lender shall be a “Finance Party” as defined in the German Security Agreement.
(e)    This First Amendment shall be a Loan Document.

SECTION 5.	Counterparts.
This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts (including by facsimile or email transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same agreement. A set of the copies of this First Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

SECTION 6.	Severability.
Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 7.	GOVERNING LAW.
THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.	WAIVERS OF JURY TRIAL.
EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS FIRST AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.
BORROWER
A-MARK PRECIOUS METALS, INC.

By:_______________________
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT

ADMINISTRATIVE AGENT AND LENDERS

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent and as a Non Increasing Lender

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT

NATIXIS, NEW YORK BRANCH, as a Non Increasing Lender

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT

MACQUARIE BANK LIMITED, as a Non Increasing Lender

By: ________________________________
Name:
Title:

By: ________________________________
Name:
Title:

POA#__________________________

SIGNATURE PAGE TO FIRST AMENDMENT

BROWN BROTHERS HARRIMAN & CO., as a Non Increasing Lender

By:______________________
Name:
Title:

By:______________________
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT

BANK OF CHINA LIMITED, NEW YORK BRANCH, as the New Lender

By:______________________
Name:
Title:

By:______________________
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT

SIGNATURE PAGE TO FIRST AMENDMENT

Annex I to First Amendment to
Amended and Restated Uncommitted Credit Agreement

Schedule 1.0

REVOLVING LINE PORTIONS

Lender	Revolving Line Portion

Coöperatieve Rabobank U.A., New York Branch	$66,000,000

Natixis, New York Branch	$61,500,000

Macquarie Bank Limited	$37,500,000

Brown Brothers Harriman & Co.	$30,000,000

Bank of China Limited, New York Branch	$25,000,000
===============
Total:	$220,000,000